Exhibit 10.8

2012 AMENDMENT TO

THE ENPIRION, INC.

2004 STOCK OPTION PLAN

THIS 2012 AMENDMENT TO THE ENPIRION, INC. 2004 STOCK OPTION PLAN (this “Amendment”), dated as of August 8, 2012, is entered into by Enpirion, Inc., a company organized under the laws of the State of Delaware (“Company”).

WHEREAS, the Company adopted the Enpirion, Inc. 2004 Stock Option Plan (the “Plan”) to compensate the Company’s officers, employees, directors, consultants and other key persons with awards of stock options; and

WHEREAS, the Company intends to amend the Plan to increase the total number of shares of common stock of the Company that may be issued or transferred under the Plan by 7,500,000 shares, so that a total of 37,786,264 shares may be issued or transferred under the Plan.

NOW, THEREFORE, the Company hereby agrees as follows:

1.    Section 3 of the Plan shall be amended by replacing the term “30,286,264” therein with the term “37,786,264”.

2.    In all respects not amended, the Plan is hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment to the Plan as set forth herein, the Board of Directors of the Company has caused this Amendment to be executed by the undersigned officer of the Company as of the date set forth above.

ENPIRION, INC.

By:	/s/ Denis Regimbal
Name: Denis Regimbal
Title: Chief Executive Officer

Option Plan Amendment